UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2025
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE
5.875% Fixed-Rate Reset Junior Subordinated Debentures due 2062	KMPB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, Duane A. Sanders departed from his role as Executive Vice President and Chief Claims Officer, P&C of Kemper Corporation (“Kemper” or the “Company”), effective October 22, 2025, and will continue to serve as the Company’s Executive Vice President, Executive Advisor through December 31, 2025. In connection with Mr. Sanders’ termination by the Company without cause, on December 16, 2025, the Company and Mr. Sanders entered into a Separation and Release Agreement (the “Separation Agreement”), pursuant to which, in exchange for Mr. Sanders’ execution and non-revocation of the Separation Agreement, and his compliance with the obligations set forth in the Separation Agreement, including a general waiver and release of any claims against the Company and its affiliates and compliance with restrictive covenants relating to non-competition and non-solicitation and a standstill provision, Mr. Sanders is entitled to (i) a cash severance benefit equal to one and one-half times the sum of Mr. Sanders’ base salary and target bonus ($2,025,000), (ii) continued eligibility for a 2025 annual bonus based on his service through December 31, 2025, with the payout determined based on actual achievement of the underlying financial, individual and strategic goals, (iii) reimbursement for the employer portion of continued healthcare coverage for 18 months, and (iv) financial planning services for 12 months. In addition, because Mr. Sanders will satisfy the requirements for retirement vesting under certain of his outstanding equity awards, in accordance with the terms of such equity award agreements, such equity awards will remain outstanding and continue to vest in accordance with their terms, subject to the terms of such award agreements, including Mr. Sanders’ compliance with the restrictive covenants included in such award agreements.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Separation and Release Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	December 19, 2025	/s/ Baird Allis
Baird Allis
Assistant Secretary